                                                                   Exhibit 25.01
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
________________________________________________________________________________

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

              New York                                      13-2774727
              (Jurisdiction of incorporation                (I.R.S. Employer
              or organization if not a U.S.                 Identification No.)
              national bank)

              140 Broadway, New York, NY                    10005-1180
              (212) 658-1000                                (Zip Code)
              (Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                              Marine Midland Bank
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                          Exodus Communications, Inc.
              (Exact name of obligor as specified in its charter)

              Delaware                                      77-0403076
              (State or other jurisdiction                  (I.R.S. Employer
              of incorporation or organization)             Identification No.)

              2831 Mission College Boulevard
              Santa Clara, CA                               95054
              (503) 464-8000                                (Zip Code)
              (Address of principal executive offices)

                         11 5/8% Senior Notes due 2010
                        (Title of Indenture Securities)
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                                    General

Item 1.   General Information.
          --------------------

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

               State of New York Banking Department.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System,
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.   Affiliations with Obligor.
          --------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None

Item 4.   Trusteeships under Other Indentures.
          ------------------------------------

     (a)  Title of securities outstanding under each such other Indenture.

          $275,000,000 11 1/4% Senior Notes due 2008 issued under Indenture dated as of July 1, 1998.

          $72,007,000 5% Convertible Subordinated Notes due March 15, 2006 issued under Indenture dated as of March 1, 1999.

          $375,000,000 and Euro 125,000,000 10 3/4% Senior Notes due 2009 issued under Indenture dated as of December 1, 1999.

          $500,000,000 4 3/4% Convertible Subordinated Notes due July 15, 2008 issued under Indenture dated as of March 1, 1999.

          Euro 200,000,000 11 3/8% Senior Notes due 2008 issued under Indenture dated as of July 6, 2000.


Item 16.  List of Exhibits.
          -----------------


Exhibit
-------

T1A(i)*   -    Copy of the Organization Certificate of HSBC Bank USA

T1A(ii)*  -    Certificate of the State of New York Banking Department dated
               December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)  -    Not applicable.

T1A(iv)*  -    Copy of the existing By-Laws of HSBC Bank USA as adopted on
               January 20, 1994 as amended on October 23, 1997.

T1A(v)    -    Not applicable.

T1A(vi)** -    Consent of HSBC Bank USA required by Section 321(b) of the Trust
               Indenture Act of 1939.

T1A(vii)  -    Copy of the latest report of condition of the trustee (June 30,
               2000), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii) -    Not applicable.

T1A(ix)   -    Not applicable.

_________________
      * Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

      ** Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 12th day of October, 2000.



                                        HSBC BANK USA


                                        By:  /s/ James M. Foley
                                           -----------------------------
                                        James M. Foley
                                        Assistant Vice President

                                                               Exhibit T1A (vii)

                                                                                   Board of Governors of the Federal Reserve System
                                                                                   OMB Number: 7100-0036
                                                                                   Federal Deposit Insurance Corporation
                                                                                   OMB Number: 3064-0052
                                                                                   Office of the Comptroller of the Currency
                                                                                   OMB Number: 1557-0081
------------------------------------------------------------------------------------------------------------------------------------
Federal Financial Institutions Examination Council                                 Expires March 31, 2002

                                                                                   Please refer to page i,                 [1]
                                                                                   Table of Contents, for
                                                                                   the required disclosure
                                                                                   of estimated burden.
------------------------------------------------------------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031
                                                                                    (19980930)
Report at the close of business March 31, 2000                                     -----------
                                                                                   (RCRI 9999)

This report is required by law; 12 U.S.C. (S)324 (State member banks); 12          This report form is to be filed by banks with
U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National             branches and consolidated subsidiaries in U.S.
banks).                                                                            territories and possessions, Edge or Agreement
                                                                                   subsidiaries, foreign branches, consolidated
                                                                                   foreign subsidiaries, or International Banking
                                                                                   Facilities.

 NOTE: The Reports of Condition and Income must be signed by an authorized         The Reports of Condition and Income are to be
 officer and the Report of Condition must be attested to by not less than two      prepared in accordance with Federal regulatory
 directors (trustees) for State nonmember banks and three directors for State      authority instructions.
 member and National Banks.
                                                                                   We, the undersigned directors (trustees), attest
 1.  Gerald A. Ronning, Executive VP & Controller                                  to the correctness of this Report of Condition
    ---------------------------------------------                                  (including the supporting schedules) and declare
    Name and Title of Officer Authorized to Sign Report of the named bank do       that it has been examined by us and to the best
    hereby declare that these Reports of Condition and Income (including the       of our knowledge and belief has been prepared in
    supporting schedules) have been prepared in conformance with the               conformance with the instructions issued by the
    instructions issued by the appropriate Federal regulatory authority and        appropriate Federal regulatory authority and is
    are true to the best of my knowledge and believe.                              true and correct.

                                                                                     /s/ Youssef A. Nasr
                                                                                   -------------------------------------------------
                                                                                   Director (Trustee)

  /s/ Gerald A. Ronning                                                             /s/ Bernard J. Kennedy
 ----------------------------------------------------------------------------      -------------------------------------------------
 Signature of Officer Authorized to Sign Report                                    Director (Trustee)

                  8/9/00                                                             /s/ Sal H. Alfiero
 ----------------------------------------------------------------------------      -------------------------------------------------
 Date of Signature                                                                 Director (Trustee)

 ___________________________________________________________________________________________________________________________________

Submission of Reports

 Each Bank must prepare its Reports of Condition                                   For electronic filing assistance, contact EDS
  and Income either:                                                               Call report Services, 2150 N. Prospect Ave.,
                                                                                   Milwaukee, WI 53202, telephone (800) 255-1571

 (a)  in electronic form and then file the computer data file directly with        To fulfill the signature and attestation
      the banking agencies' collection agent, Electronic Data System               requirement for the Reports of Condition and
      Corporation (EDS), by modem or computer diskette; or                         Income for this report date, attach this
                                                                                   signature page to the hard-copy of the completed
 (b)  in hard-copy (paper) form and arrange for another party to convert the       report that the bank places in its files.
 paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.
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 FDIC Certificate Number      0    0    5    8    9
                              ---------------------
                                   (RCRI 9030)

`http://WWW.BANKING.US.HSBC.COM                                                    HSBC Bank USA
-----------------------------------------------------------------------------      ------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)             Legal Title of Bank (TEXT 9010)
  (Example: www.examplebank.com)
                                                                                   Buffalo
                                                                                   ------------------------------------------------
                                                                                   City (TEXT 9130)

                                                                                   N.Y.                            14203
                                                                                   ------------------------------------------------
                                                                                   State Abbrev. (TEXT 9200)   ZIP Code (TEXT 9220)
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 Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency